                                                                   EXHIBIT 10.33


                                      LEASE

                              ARTICLE I.   PARTIES

          101. THIS LEASE, made this _______ day of JUNE, 1996 by and between SOUTH BRUNSWICK RENTAL I, LTD., a New Jersey Limited Partnership (hereinafter called "LANDLORD") and PHARMACOPEIA, INC. (hereinafter called "TENANT").

                         ARTICLE II.   DEMISED PREMISES

          201. Landlord leases to Tenant and Tenant leases from Landlord all that certain piece or parcel of land, together with the buildings and improvements thereon, hereinafter collectively referred to as the "DEMISED PREMISES" or "LEASED PREMISES" or "PREMISES", known as 2000 Princeton Park Corporate Center and situate at 2000 Cornwall Road, South Brunswick Township, Middlesex County, New Jersey (hereinafter called "LAND"), which Land is described in EXHIBIT "A" attached hereto, and which space contains in the aggregate approximately 86,000 square feet of rentable area on the first and only floor of the building (hereinafter called the "BUILDING").

                               ARTICLE III.   USE

          301. Tenant shall use and occupy the Demised Premises solely for office, manufacturing, and laboratory facilities and for any other lawful use, all to be in conformance with Code and Ordinance, and for no other purpose.

                        ARTICLE IV.   TERM AND POSSESSION

          401. The term of this lease shall begin on the 1st day of April 1997 (the "COMMENCEMENT DATE") and end at midnight on March 31, 2000 ("EXPIRATION DATE").

          402. Tenant represents that the Premises, the street or streets, sidewalks, parking areas, curbs and access ways adjoining them, any surface and subsurface conditions thereof, and the present uses and non use thereof, have been examined by Tenant, and Tenant accepts them in the condition or state in which they now are, or any of them now is, without representation, covenant or warranty, express or implied, in fact or in law, by Landlord and without recourse to Landlord, the nature, condition or usability thereof or the use or uses to which the Premises or any part thereof may be put.

          403. During the term hereof, Landlord may exercise all Landlord's powers, authorities, remedies and benefits and shall perform all its obligations, and Tenant may exercise all Tenant's powers, authorities, remedies, and benefits and shall perform all obligations of

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Tenant.

          404. Tenant is, as of the date of this Lease, a subtenant of the current tenant, ENICHEM AMERICA, INC. (hereinafter "ENICHEM"), and in occupancy of substantial portions of the Premises, and from time to time prior to the Commencement Date of this Lease may take occupancy of additional portions of the Premises as the same are made available to Tenant by Enichem. Tenant acknowledges that it has inspected the Demised Premises and same are in good and tenantable condition. Landlord is under no duty to make repairs or alterations at the time of leasing or at any time thereafter unless specifically set forth in this lease.

                                ARTICLE V. RENT

          501. Tenant shall pay to Landlord as minimum rent the sum of ONE MILLION SEVEN HUNDRED TWENTY THOUSAND DOLLARS ($1,720,000) per year in equal monthly installments in advance of ONE HUNDRED FORTY-THREE THOUSAND THREE HUNDRED THIRTY-THREE DOLLARS ($143,333) each. The first monthly installment of minimum rent shall be paid by Tenant to Landlord on the Commencement Date and thereafter on the first day of each calendar month. In the event the lease term shall commence at any time other than the first day of a calendar month, the rental payment shall be pro rated for said month on a per diem basis. In the event rental payments have not been received within 15 days from the date the monthly rental payments are due, in addition to any and all remedies available to Landlord under this Lease, Tenant shall be charged and shall pay, in addition to the outstanding rental payments, interest on the delinquent sum at the rate of prime plus 2% which prime shall be the "prime" or "base" in effect for The Bank of New York. This charge shall not preclude or be deemed a waiver of Landlord's rights under Article XX of this Lease.

          502. In addition to the minimum rent referred to above, Tenant shall pay, as Additional Rent, Real Estate Taxes as set forth below:

                (a) For each year or part of a year occurring within the Term, Tenant shall pay directly to applicable taxing authorities all real estate taxes, assessments (subject to Section 502(h) below), water and sewer rents, rates and charges (the "REAL ESTATE TAXES") which shall be levied, imposed or assessed upon the Real Property, which shall be paid on or before the date that any fine, penalty, interest or cost may be added thereto for non-payment thereof. Tenant shall produce receipts to Landlord evidencing Tenant's timely payment of Real Estate Taxes. Landlord shall, promptly after receipt thereof by Landlord, forward all tax bills to Tenant.

                (b) Tenant may take the benefit of the provision of any statute or ordinance permitting any Real Estate Tax to be paid over a period of time but if Tenant elects to do so, Tenant shall nevertheless pay all unpaid installments prior to the expiration or sooner termination of this Lease, whether or not such installments are then due.

                (c) In the event the Real Estate Taxes have not been finally determined by


                                       -2-

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legal proceedings or otherwise at the time of payment of Real Estate Taxes for any subsequent year, the actual amount of Real Estate Taxes billed to Landlord
shall be used to calculate such taxes.   Upon a final determination of the Real
Estate Taxes by legal proceedings or otherwise, Landlord shall deliver to Tenant a statement setting forth the amount of Real Estate Taxes as finally determined and showing the computation of any adjustment due by reason thereof. Any payment due to Landlord or any credit due to Tenant by reason of such adjustment shall be made as provided herein.

                (d) If Landlord shall receive any tax refund in respect of any tax year for Real Estate Taxes which are Tenant's obligation and which have been paid by Tenant, Landlord shall deduct from such tax refund any expenses incurred in obtaining such tax refund, and the remaining balance of such tax refund shall be reimbursed by Landlord directly to the Tenant by check within 30 days. Any reasonable expenses incurred by Landlord in contesting the validity or the amount of the assessed valuation of the Real Property or of any Real Estate Taxes for any year, to the extent not offset by a tax refund, shall be included as an item of Real Estate Taxes for the tax year in which such contest shall be finally determined for the purpose of computing the Additional Rent due Landlord or any payment due to Tenant hereunder.

                (e) If the tax year for Real Estate Taxes shall be changed, then an appropriate adjustment shall be made in the computation of the Additional Rent due to Landlord or any credit due to Tenant, in accordance with sound accounting principles to effectuate the changeover to any new tax year adopted by any taxing authority. Landlord shall give Tenant written notice of any increase in Real Estate Taxes or assessments within 30 days after Landlord's receipt of notice of such increase, but in any event prior to the date of the running of any appeal period. "REAL ESTATE TAXES" as set forth in this Section 502 shall mean those taxes attributable to the Real Property, provided that, if because of any change in the method of taxation of real estate, any other tax or assessment is imposed upon Landlord or the owner of the Land or the Building or both or upon or with respect to the Land or the Building or both or the rents or income therefrom in substitution for or in lieu of any tax or assessment which would otherwise be a Real Estate Tax, such other tax or assessment shall be deemed Real Estate Taxes for the purposes herein.

                (f) If the last year of the Term ends on any day other than the last day of a tax year, any payment due to Landlord or credit due to Tenant by reason of any increase in Real Estate Taxes shall be prorated and Tenant covenants to pay any amount due to Landlord within 30 days after being billed therefor and Landlord covenants to credit any amount due to Tenant, as the case may be. These covenants shall survive the expiration or termination of this Lease.

                (g) Tenant shall have the right within 30 days after notice from Landlord to either request Landlord to appeal any increased assessment resulting in any increase in Real Estate Taxes or to undertake the appeal pursuant to the following provisions. Tenant shall have this right provided it is not then in default under the lease and continues to conform and abide by any and all provisions then in effect which must be fulfilled in order to allow for such appeal


                                       -3-

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including but not limited to the payment of any and all taxes which said taxing authority requires to be paid within the time frame so specified, and provided further that Tenant escrows with Landlord (or if required by Landlord's Mortgagee, with such Mortgagee) an amount equal to the tax in dispute. Tenant agrees should it so request Landlord in writing to file said appeal on Tenant's behalf or if Tenant elects to undertake directly this appeal on its own behalf to indemnify and hold Landlord harmless as well as any assignee or nominee of Landlord, its mortgagee or any other person or entity against any and all costs including but not limited to any further increases in the assessment in the event that said taxing authority should elect, on any appeal by Tenant or by Landlord at Tenant's request, if allowed by law, to cross appeal on its own behalf said assessment and should be successful in further increasing the assessment and/or other tax rate. Landlord agrees it will not appeal any increased tax assessment without Tenant's consent, which will not be unreasonably withheld, except no such consent of Tenant shall be required during the final year of the Lease term.

                (h) Anything herein to the contrary notwithstanding, if any special assessments are levied against the Premises, Tenant shall be responsible only for its proportional costs on a pro rata basis relating to the extent of the Lease term over the total useful life of the improvements which are the basis of such assessment. However, if such assessment was made by a reason of a condition which has been created by, or at the instance of Tenant, or is attributable to the use or manner of use to which Tenant puts the Premises, or is attributable to a breach by Tenant of any of its covenants and agreements in this Lease, Tenant shall be responsible for the entire assessment.

          503. It should be understood that this Lease is to be considered a "NET LEASE" and that, except as otherwise expressly provided in this Lease, the Tenant shall pay all utilities and expenses incurred in the operation and maintenance of the Building and incurred in the operation or maintenance of the entire Premises. Notwithstanding the foregoing or Section 402 above, it is understood and agreed that Landlord shall be responsible for repairs of any structural defects or latent defects to the roof, walls and foundations of the Building, unless such defects are caused by Tenant's use and occupancy of the Premises. If any such structural defects or latent defects render the Premises untenantable, and Landlord fails to make the repairs within 30 days after written notice to Tenant, Tenant shall have the option to make such repairs or replacements at its own cost and expense, and if Tenant obtains a final, non-appealable judgment in a court of competent jurisdiction that Landlord was obligated to make such repairs, Tenant shall be entitled to recover from Landlord (and offset against rent) the amount expended by Tenant, plus interest at the rate specified in Section 501, and reasonable attorneys' fees. Unless and until Tenant obtains such a final, non-appealable judgment, it shall continue to pay all rent, without offset, and Tenant's sole recourse, if such a judgment is obtained against Landlord shall be against Landlord or against future rents during the term of the Lease.

                Tenant confirms that (a) the existing Building is acceptable for Tenant's intended use, (b) the current condition of the Building, roof, walls and foundation are acceptable, except that certain decorative slate panels glued to the exterior facade of the Building have fallen


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off in the past, and (c) Tenant has no knowledge of any structural defects.


                During each calendar year of the Lease term, or extended term, if applicable, pro rata for any period less than a year, Tenant shall pay Landlord, as Additional Rent, promptly upon being billed, a sum equal to the Operating Expenses of the entire Premises for such calendar year which have not otherwise been paid directly by Tenant. "OPERATING EXPENSES" as referred to in this lease means the following expenses, costs and charges incurred for the operation, maintenance and repair of the Land and Building:

                (a) Cost of all insurance carried by Landlord, provided premiums for insurance against loss or damage to the Building shall not exceed SEVENTY-TWO THOUSAND DOLLARS ($72,000) per year during the initial term of this Lease. However, Tenant shall be responsible for any and all increase in premiums caused by its occupancy and use of the Demised or Leased Premises, including without limitation increases caused by any alterations or improvements installed by Tenant, Tenant's breach of this Lease, or any other act or omission of Tenant;

                (b) Landlord's management fees equal to 5% of minimum rent, which Tenant shall pay directly to the management company, if so directed by Landlord;

                (c) Cleaning, garbage removal, landscaping and grounds maintenance, and any other maintenance charges reasonable required in the operation of a building of this type that are requested to be performed by Landlord, or which Landlord elects to perform after written notice to Tenant that Tenant has failed to maintain the Premises as required by this Lease.

                All expenses to be taken into account pursuant to this Section shall be "net" only and for such purpose shall be deemed reduced by the amounts of any insurance or other reimbursement, recoupment, payment, discount, credit reduction or allowance received by Landlord in connection with such expenses.

                On account of the Additional Rent payable pursuant to this
Section 503, Tenant shall pay to Landlord on the first day of each month during the term hereof in advance 1/12th of the amount Landlord estimates will be due to Landlord hereunder for the current year. Not later than May 1 of each year of this Lease, Landlord shall render a bill to Tenant, with appropriate documentation, for such Additional Rent, together with a statement in reasonable detail of the Operating Expenses, together with particular invoices, if requested by Tenant and if available to Landlord, and within 60 days after the rendering of such billing and statement, Tenant will pay any additional amount shown to be due by said statement, or Landlord will credit any overpayment by Tenant against payments thereafter to become due by Tenant pursuant to this section and the other provisions of this Lease. If the credit exceeds one month's rent, and provided Tenant is not then in default, Landlord will reimburse Tenant by check within 60 days.

          504. All sums payable under this Lease by Tenant, or which are at the expense


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of Tenant, are deemed and considered to be rent, and if not paid, Landlord shall have with respect thereto all the rights and remedies provided for herein and by law for the nonpayment of rent.

          505. Rent and all sums payable hereunder by Tenant to Landlord shall be paid without notice or demand, and without deduction (except as expressly provided in the Lease), in then legal tender of the United States of America for the payment off public and private debts by wire transfer of immediately available funds to SOUTH BRUNSWICK RENTAL I, LTD., Account No. 090-2051717, Bank of New York, ABA No. 021-000-018, or to such other person or place or in such other manner as Landlord shall from time to time designate by written notice to Tenant. The management fee referred to in Section 503(b) shall be paid to the Landlord's management company, as Landlord shall direct.

                 ARTICLE VI.  MISCELLANEOUS COVENANTS OF TENANT

          601.  Tenant shall

                (a) pay the rent, Additional Rent, and all sums due under this Lease without notice or demand on the days and times and at the places that the same are payable and without abatement, deduction or set-off except as expressly set forth in this Lease; it being understood and agreed that this is to be a net, net lease and except for any expenses or items enumerated as expenses of the Landlord hereunder, such items shall be solely the responsibility of the Tenant.

                (b) keep the Demised Premises in good order and repair, reasonable wear and tear and damage by any casualty not occurring through act of Tenant or Tenant's agents, employees, or invitees excepted, and unless paid by insurance on demand pay Landlord as additional rent, the cost of repair or restoration of the Demised Premises. If the Building or Premises or any part thereof is damaged in whole or in part by the act of Tenant or Tenant's agents, employees or invitees, Landlord may at its option require Tenant to make the appropriate repairs.

                (c) peaceably deliver up and surrender possession of the Demised Premises at the expiration or sooner termination of this Lease, in the same condition in which Tenant has agreed to keep the same during the continuance of this Lease, broom clean, and at such time without demand or delay deliver to Landlord or its agent all keys for the Demised Premises, and upon failure to deliver possession as aforesaid to pay to Landlord, at the beginning of each month, an amount which shall be computed by applying, for the period Tenant remains in possession thereafter, 150% of the sum of the highest minimum annual rental rate and 100% of all additional rent under this Lease;

                (d) except for the obligations of Landlord under Paragraphs 503 of this Lease, promptly correct any violation of, and comply with, all laws, ordinances, notices, permits, or statements of occupancy, requirements, orders and regulations, now or hereafter in effect and

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of whatever nature of any and all the Federal, State, County, Municipal and/or
other authorities and of the Board of Fire Underwriters and any insurance organizations of associations, and/or companies, with respect to Tenant's conduct or use of the Demised Premises, and on demand, pay to Landlord, as additional rent, any and all increases in premiums on insurance (hazard and liability) now or hereafter carried by Landlord on the Demised Premises, land or building, which increases are caused in any way by the occupancy of Tenant or by breach of any of the provisions of this lease;

                (e) use every reasonable precaution against fire or other casualty;

                (f) give to Landlord prompt written notice of any accident, fire, casualty or damage occurring on or to the Demised Premises, and of any defects in the apparatus in the Demised Premises;

                (g) repair or replace all electric lamps, lights, bulbs, glass windows or fixture in the Demised Premises, as from time to time shall be necessary;

                (h) within ten days after written request therefore by Landlord, deliver to Landlord in recordable form a certificate to such person as Landlord may designate certifying (if such be the case) that this Lease be in full force and effect, reflecting the commencement and expiration dates of the Lease, and that there are no alleged defaults by Landlord or set-offs by Tenant hereunder (or stating those claims by Tenant) and the date to which rent is paid, both minimum and additional, and any other matter as Landlord may reasonably request;

                (i)  omitted;

                (j)  1.   At Tenant's expense, Tenant shall comply with all laws
and ordinances, and all rules, orders and regulations of all governmental authorities and of all insurance bodies, at any time duly issued or in force, applicable to the Premises or any part thereof or to Tenant's use thereof, except that Tenant shall not hereby be under any obligation to comply with any law, ordinance, order or regulation requiring any structural alteration of or in connection with the Premises, unless such alterations are required by reason of a condition which has been created by, or at the instance of, Tenant, or is attributable to the use or manner of use to which Tenant puts the Premises, or is required by reason of a breach of any of Tenant's covenants and agreements hereunder. Where any structural alteration of or in connection with the Premises is required by any such law, ordinance, rule, order or regulation, and, by reason of the express exception hereinabove contained, Tenant is not under any obligation to make such alteration, then Landlord shall have the option of making such alteration and paying the cost thereof.

                     2. Tenant agrees that it shall, at its sole cost and expense, fulfill, observe and comply with all of the terms and provisions of the New Jersey Industrial Site Recovery Act, N.J.S.A. 13:1K-6 et seq., as the same may be amended from time to time and all rules, regulation, ordinances, opinion, orders and directives issued or promulgated pursuant to or in connection with said Act by the Department of Environmental Protection ("DEP"), or any subdivision or bureau thereof or any other governmental or quasi-governmental agency, authority or body having jurisdiction. (Said Act and all of said rules, regulations, ordinances, opinions, orders and directives are hereinafter in this Article collectively referred to as "ISRA".) Without limiting the foregoing, Tenant agrees that it shall provide DEP with a General Information Submission as required under ISRA and a Site Evaluation Submission as required by ISRA and by the DEP.

                     3. Without limiting the foregoing, upon the Landlord's written request therefor, and in all events no later than 60 days prior to "closing, terminating or transferring operations" (as said term is defined in ISRA) at all or any portion of the Premises, Tenant, at its sole cost and expense, shall provide Landlord with a true copy of:

                            (i)   letter of non-applicability from DEP (or such
other agency or body as shall then have jurisdiction over ISRA matters), stating that ISRA does not then apply to Tenant, Tenant's use and occupancy of the Premises and said closing, terminating or transferring of operations; or

                           (ii)   a Negative Declaration (as said term is
defined in ISRA) duly approved by DEP or such other agency or body as shall then have jurisdiction over ISRA matters; or

                          (iii)   a Cleanup plan (as said term is defined in
ISRA) duly approved by DEP or such other agency or body as shall then have jurisdiction over ISRA matters; or

                           (iv)   any and all supporting documents and
affidavits involved in obtaining (i), (ii) or (iii).

                Nothing in this Paragraph 3 shall be construed as limiting Tenant's obligation to otherwise comply with ISRA.

                     4. In the event Tenant complies with Paragraph 3 above, by obtaining an approved Cleanup Plan, Tenant agrees that it shall, at its sole cost and expense:

                            (i)   post any financial guarantee or other bond
required by DEP (or such other agency or body as shall have jurisdiction over the Cleanup Plan) to secure implementation and completion of said Cleanup Plan; and

                           (ii)   provide any stand-by trust required by DEP;
and

                          (iii)   promptly implement and prosecute to completion
said Cleanup Plan, in accordance with the schedules contained in said Cleanup Plan or as may be otherwise ordered or directed by DEP or such other agency or body as shall then have jurisdiction over said Cleanup Plan. Tenant expressly understands and acknowledges that Tenant's compliance with the provisions of this paragraph may require Tenant to expend funds or do acts after the expiration or termination of the term of this Lease. Tenant agrees that it shall expend such funds and do such acts and Tenant shall not be excused therefrom even though the term of this Lease shall have previously expired or been terminated.

                     5. Within ten days after written request by the Landlord which request by Landlord will not be exercised in an unreasonable manner or any mortgagee or Landlord Tenant shall deliver to Landlord or Landlord's mortgagee or ground lessor, as the case may be, a duly executed and acknowledged affidavit of Tenant's chief executive officer certifying:

                            (i)   the proper four digit Standard Industrial
Classification number relating to Tenant's then current use or uses of the Premises (said Standard Industrial Classification number to be obtained by reference to the then current Standard Industrial Classification Manual prepared and published by the Executive Office of the President, Office of Management and Budget or the successor to such publication); and

                           (ii)   (a)  if the facts so warrant, that Tenant's
then current use or uses of the Premises does not involve the generation, manufacture, refining, transportation, treatment, storage, handling or disposal of hazardous substances or wastes (as hazardous substances and hazardous wastes are defined in ISRA) on site, above ground or below ground (all of the foregoing being hereinafter collectively referred to as the "PRESENCE OF HAZARDOUS SUBSTANCES"), or

                                  (b)  that if Tenant's then present use or uses
of the Premises does involve the Presence of Hazardous Substances, said affidavit shall describe in detail that portion of Tenant's operations which involve the Presence of Hazardous Substances. Said description shall, INTER ALIA, identify each hazardous substance and describe the manner in which it is generated, handled, manufactured, refined, transported, treated, stored and/or disposed of. Tenant shall supply Landlord or Landlord's mortgagee with such additional information relating to said Presence of Hazardous Substances as Landlord or Landlord's mortgagee may reasonably request, which request will not require Tenant to reveal any trade secrets unless such information is a requirement of local, state or federal law or reasonably necessary for the preservation of the Building and/or Tenants contained therein, their employees, servants, agents and invitees. If any trade secrets are required to be disclosed Landlord agrees not to disclose same unless required by law. Tenant shall furnish Landlord and Landlord's Mortgagee with copies of all notices and reports to and from DEP regarding Tenant's use or uses or otherwise pertaining to the Premises.

                     6.  Without limiting the foregoing, Tenant agrees:

                            (i)   at its sole cost and expense, to promptly
discharge and remove any lien or other encumbrance arising out of ISRA and Tenant's failure to comply with this Section against the Premises or any other property owned or controlled in whole or in part by Landlord; and

                           (ii)   to indemnify and hold Landlord harmless from
and against any and all liability, penalties, losses, expenses, damages, costs, claims, causes of action, judgments and/or the like, of whatever nature, including but not limited to reasonable fees and other costs of litigation or preparation therefor, arising out of or in connection with and to the extent of Tenant's failure or inability, for any reason whatsoever to observe or comply with ISRA and/or the provisions of this Section.

                     7.     (i)   Notwithstanding anything in this Lease to the
contrary, and without limiting the foregoing provisions of this Section, Tenant agrees that it shall, at its sole cost and expense, observe, comply and fulfill all of the terms and provisions of the Spill Compensation and Control Act, N.J.S.A. 58:10-23.11 ET SEQ., as the same may be amended from time to time and all rules, regulations, ordinances, opinions, orders and directives issued or promulgated pursuant to or in connection with said Act by DEP, any subdivision or bureau thereof or any other governmental or quasi-governmental agency or body having jurisdiction. (Said Act and all of said rules, regulations, ordinances, opinions, orders and directives are hereinafter in this Article collectively referred to as "SPILL ACT".)

                           (ii)   Without limiting the foregoing, Tenant agrees:

                               (a)  that it shall not do or omit to do nor
suffer the commission or omission of any act, the commission or omission of which is prohibited by or may result in liability under the Spill Act, including without limitation, the discharge of petroleum products or other hazardous substances (as said terms are defined in the Spill Act); and

                               (b)  whenever the Spill Act requires the "owner
or operator" to do any act, Tenant shall do such act at its sole cost and expense, it being the intention of the parties hereto that Landlord shall be free of all expenses and obligations arising from or in connection with compliance with the Spill Act and that Tenant shall fulfill all such obligations and pay all such expenses.

                          (iii)   Without limiting the foregoing, Tenant agrees:

                               (a)  at its own cost and expense, promptly
discharge and remove any lien or other encumbrance arising out of the Spill Act and Tenant's failure (provided there is no failure on the part of any other party previously occupying the Land and or Building) to comply with this Section against the Demised or Leased Premises or any other property owned or controlled, in whole or in part, by Landlord; and

                               (b)  to indemnify and hold Landlord harmless from
and against any and all liability, penalties, losses, expenses, damages, costs, claims, causes of action, judgments and/or the like, or whatever nature, including but not limited to reasonable attorneys' fees and other costs of litigation or preparation therefor, arising out of or in connection with Tenant's failure or inability, for any reason whatsoever, to observe or comply with the Spill Act and/or the provisions of this Section, unless Tenant's inability to so comply is caused by Landlord or by prior tenants of the Premises.

                     8. Tenant covenants and agrees that Tenant shall in each and every sublease that Tenant enters into for a portion of or all of the premises include a provision in substantially the same form as this Paragraph "j" but in any event specifically including a provision that the subtenant shall comply with both ISRA and the Spill Act and shall indemnify and hold Landlord harmless from and against any and all liabilities, penalties, losses, expenses, damages, costs, claims, causes of action, judgments and/or the like of whatever nature including, but not limited to, reasonable attorneys' fees and other costs of litigation or preparation therefor arising out of or in connection with and to the extent of Subtenant's failure or inability for any reason whatsoever to observe or comply with either ISRA or the Spill Act and/or the provisions of this section of the Sublease as is called for in this paragraph. Tenant further covenants and agrees that whenever it is required in this Paragraph "j" to give information or take action in regard to the use or uses of the Premises, Tenant shall include therein the use or uses of any subtenant.

                     9.   Without limiting the foregoing provisions of this
Section 601(j), Tenant agrees that it shall, at its cost and expense, promptly comply with all federal, state and local laws, ordinances, rules, regulations and requirements relating to air, ground and water pollution and protection and/or preservation of the environment.

                     10. Tenant shall copy Landlord on all documents sent or received by Tenant to DEP or an subdivision or bureau thereof or any other governmental or quasi-governmental agency, authority or body having jurisdiction over ISRA or the Spill Act or otherwise, relative to compliance with this
Section 601(j).

                     11.  Tenant agrees that each and every provision of this
Section 601(j) shall survive the expiration or earlier termination of the term of this Lease, the parties hereto expressly agreeing and acknowledging that Landlord would not enter into this Lease but for the provisions of this Section 601(j) and the aforesaid survival thereof.

                     12. Landlord and Tenant hereby agree that Tenant's obligations pursuant to this Section 601(j) shall be with respect to Tenant's occupancy of the Demised or Leased Premises (including periods of occupancy by Tenant prior to the Commencement Date) and not otherwise. During the term of this Lease and at its termination, to the extent that the Tenant may be subject to ISRA and the Spill Act and/or any other statute relating to the analysis of or remediation of environmental conditions at the site, the levels of contamination (if any) which were found on the site at the time this Lease was entered into shall be Landlord's responsibility, except that as to any space in the Premises occupied by Tenant prior to the

Commencement Date (whether as subtenant of Enichem or otherwise) Tenant shall be responsible for all conditions arising from and after the date on which Tenant took occupancy of the space and which were caused by Tenant's use and occupancy. Tenant agrees that any Negative Declaration or Certificate of Non-Applicability obtained by Enichem under ISRA shall constitute confirmation that any future environmental problem was not caused by and is not attributable to the actions of the prior tenant, provided that Tenant shall not be bound by any false representations made by Enichem in connection with any applications or submissions made by Enichem to DEP.

          602. Without the express prior written consent and approval of the Landlord, which consent will not be unreasonably withheld, Tenant, its agents, employees or invitees or (when permitted) its assignees or sub-tenants shall not, except as permitted under Article III hereof do any of the following:

                (a) occupy the Demised Premises in any manner or for any purpose except as permitted in this Lease;

                (b) if Tenant is a corporation, merge with another entity or liquidate or dissolve, or permit or allow control of said corporation to change or be affected by the transfer of its stock except by reason of death of a shareholder or shareholders or trading of its stock on a recognized public stock exchange, unless the merger or other action results in the surviving entity being at least as creditworthy as Tenant (after adjusting for any net loss carry forward). Creditworthiness shall be tested by reference to net worth, but net worth shall not necessarily be the exclusive test.

                (c) make any alterations, improvements or additions to the Demised Premises except as permitted and provided in Article XVI hereof;

                (d) use or operate any machinery that, is harmful to the Demised Premises and/or Building.

                (e) place any weights in any portion of the Building beyond the safe carrying capacity of the structure;

                (f) do or suffer to be done, any act, matter or thing in violation of the provisions of the insurance policies or whereby the said insurance or any other insurance now in force or hereafter to be placed on the Demised Premises, or on the Land or Building, shall become void or suspended, or whereby the same shall be rated as a more hazardous risk than at the execution hereof or at the time Tenant takes possession of the Demised Premises unless Tenant agrees to pay such additional costs.

                (g) except as is normally incident to the manufacture of pharmaceutical products, or performance of pharmaceutical research and in compliance with law, permit to continue any odor, noise, sound or vibration which may, be detected outside the Building, and if occurring or should there occur in isolated cases an "upset" in which event noxious fumes may be expelled into the air, it shall be Tenant's responsibility to immediately correct and eliminate any such emission or such incident and/or to correct any such noise, sound or vibration.

                (h) use or permit any of the toilet rooms, water closets, sinks, or other apparatus or system to be used for any purpose other than for which constructed, or permit any sweepings, rubbish, rags, ashes, chemicals, or refuse or other unsuitable substances to be thrown or placed therein;

                (i) place or allow to be placed any items on the outside of the Building, on the windows, window sills or projections thereof; other than those items that are approved in the plans and specifications;

                (j) inscribe, paint or affix or permit to be inscribed, painted, or affixed by any one any sign, advertisement or notice on any part of the Building, inside or out, except within the Demised Premises. Notwithstanding this provision, Landlord agrees, subject to compliance with applicable laws and regulations and Landlord's approval as to the aesthetics of such, Tenant shall have a right to place a sign on the land in front of the building, which sign shall be maintained by Tenant at its expense.

                (k) hang or shake any carpet, rug or other article, or throw or drop the same or any dirt or other substance out of any window or door or down the passageways or skylights in the Building or into or onto any common area, adjoining Building or roof;

                (l) except for laboratory animals, keep any animal in or about the Demised Premises;

                (m) except for normal and usual telephone, telegraph, and telecommunication equipment, place any signaling, telephonic or other wires or instruments in the Land, Building or Demised Premises except as directed by Landlord, and without such direction no placement of any such apparatus shall be permitted;

                (n) enter upon the roof of the Building except to perform routine maintenance of Building systems or Tenant's equipment on the roof, or in an emergency affecting Tenant's operations, in which case notice may be oral. Any maintenance to the roof shall be performed in the company of a representative of Landlord or its managing agent;

                (o) use electricity in the Demised Premises in excess of the capacity of any of the electrical conductors and equipment in or otherwise serving the Demised Premises, or add to or alter the electrical system servicing the Demised Premises;

                (p) use any part of the Demised Premises as sleeping rooms or apartments;

                (q) use or occupy the Demised Premises or permit or suffer the same to be used or occupied in violation of the use regulation permit or statement of occupancy issued for said Building or in violation of any statute, ordinance or any requirement of any public authority, and the use permitted by this Lease shall not be deemed a representation or guarantee by Landlord that such use is lawful or permitted under any permit or statement of occupancy or otherwise;

                (r) attach any awnings, antennae or other projection to the roof or outside walls of the Demised Premises or of the Building;

                (s) execute or deliver any financing or security agreement or statement that would be a lien upon the Demised Premises or the Land or Building;

                (t) erect, make or maintain on or attach or affix to, any part of the Demised Premises or Building, including the windows and doors, any sign, picture, television viewer or projection, or other representation or advertisement or notice of any kind, which is visible from any location outside of the Building or visible from the lobby of the Building, and no loud speaker system or any other form of sound or audio transmission system or apparatus shall be used in or at the Demised Premises or Building by Tenant, any sub-tenant, or their respective agents or employees, for advertising or promotional purposes;

                (u) except as approved in plans and specifications or otherwise permitted by Section 1601, lay or put upon the floors, any varnish, stain, paint, linoleum, oil-cloth, rubber or other air-tight covering, or fasten any articles or drill any holes, nails or screws to the walls, doors or partitions, or paint, paper or otherwise cover the same or mark or break the same.

                   ARTICLE VII.   RIGHTS RESERVED TO LANDLORD

          701. Provided not implemented in an unreasonable manner, or impairing Tenant's use and enjoyment of the Demised Premises, Landlord shall have the right, but shall be under no obligation, to do the following things (at any time or times and from time to time) in or about the Demised Premises and the Land or Building;

                (a) discontinue any facility or service not expressly covenanted for herein, as they constitute no part of the consideration for this Lease;

                (b) prevent access to the Building by any person during any invasion, mob riot, public excitement or other commotion by closing the doors or otherwise;

                (c) without liability or responsibility to Tenant and without diminution of, or deduction from rent, Landlord may from time to time suspend operation of the heating, air conditioning, elevator, plumbing and electrical systems, or any service required to be rendered to

Tenant under this Lease, when such suspension shall become necessary by reason of strike, accident, emergency, or any other cause beyond Landlord's control, or at such time as repairs, alterations, replacements or improvements thereto are required to be made. Landlord shall give reasonable written notice to Tenant whenever such suspension is anticipated;

                (d) install, place upon or affix to the roof or exterior walls of the Demised Premises and/or the Building, equipment, signs, displays, antennae and any other object or structure provided it does not interfere with Tenant's occupancy, use and enjoyment of the Premises;

                (e) enter and go upon the Demised Premises and every part thereof by itself or its duly authorized agents, by a master key, upon reasonable notice during business hours and accompanied by a representative of Tenant, and if an emergency, by telephonic notice if reasonably possible and if not then without notice, without rendering Landlord or its agents liable or subject to any action or prosecution therefor and without attesting the obligations of Tenant under this Lease, for the purpose of doing any of the following things in a manner intended not to unreasonably interfere with Tenant's intended use of the Demised or Leased Premises:

                            (i)   inspect the Demised Premises and every part
thereof and make decorations, repairs, alterations and additions thereto and to the Building and run wires, utility systems or appurtenance thereto and take material as required into and upon the Demised Premises, all as Landlord shall deem necessary for the safety, improvement, preservation or restoration of the Building, or the Demised Premises, or for the safety or convenience of the present or future occupants thereof;

                           (ii)   render any service to the Building or any
occupant, or exercise any of the Landlord's rights;

                          (iii)   take possession and alter, renovate and
redecorate at any time within one month prior to the expiration of this Lease if Tenant has removed all or substantially all of Tenant's property.

                   ARTICLE VIII.   COVENANT OF QUIET ENJOYMENT

          801. Landlord warrants that (a) it has the power and authority to enter into this Lease, and (b) so long as Tenant performs every monetary and material non-monetary obligation of Tenant under this Lease, Tenant shall quietly enjoy the Demised Premises without hindrance by Landlord or anyone claiming under the Landlord, subject however, to all of the provision of this Lease.

                      ARTICLE IX.   WAIVER OF SUBROGATION,
                 INDEMNIFICATION AND PUBLIC LIABILITY INSURANCE

          901. Tenant shall be responsible for and shall relieve, indemnify and save Landlord harmless from and against: (a) all liability for loss of life, personal injury and/or damage to property occurring in or about the Demised Premises unless caused by the gross negligence of Landlord, its agents, servants, employees, or invitees, and (b) any loss or damage from Tenant's failure to perform its obligations under this Lease.

          902. Tenant shall maintain and pay for sufficient public liability insurance to cover such indemnification in companies acceptable to Landlord, naming Landlord, Landlord's Mortgagee and Tenant as insured, with minimum limit of ONE MILLION DOLLARS ($1,000,000) for bodily injury or death to a single person, and FIVE MILLION DOLLARS ($5,000,000) in respect to any one accident, and FIFTY THOUSAND DOLLARS ($50,000) for property damage. Tenant shall deposit such insurance policy, policies or certificates with Landlord with endorsement thereto that (a) the policy will not be canceled without at least ten days prior written notice to Landlord and Landlord's Mortgagee and (b) no act or omission of Tenant will invalidate the interest of Landlord or Landlord's Mortgagee under said insurance.

          903. Landlord and Tenant hereby release the other from any and all liability or responsibility to the other or anyone claiming through or under them by way of subrogation or otherwise for any loss or damage to property covered by any insurance then in force, even if such loss or damage shall have been caused by the fault or negligence of the other party, or anyone for whom such party may be responsible, provided, however, that this release shall be applicable and in force and effect only with respect to any loss or damage occurring during such time as the policy or policies of insurance covering said loss shall contain a clause or endorsement to the effect that this release shall not adversely affect or impair said insurance or prejudice the right of the insured to recover thereunder. Landlord and Tenant shall each have such clause in its fire and extended coverage insurance policies if available without extra charge, and if there be a charge, shall notify the other party and, in such event, shall have the clause if the other party agrees to pay such extra charge.

          904. It shall be Landlord's responsibility to provide appropriate property damage insurance in sufficient amounts to insure the replacement of any items which are the responsibility of Landlord under the terms of this Lease, the Building and any other fixtures or equipment purchased by Landlord. Landlord shall provide to Tenant, upon request, an appropriate certificate reflecting this coverage. The cost of such insurance shall be an Operating Expense.

                          ARTICLE X.   WAIVER OF CLAIMS

          1001. Unless caused by its willful or gross negligence, Landlord and Landlord's agents, servants and employees shall not be liable for, and Tenant hereby releases Landlord and

Landlord's agents, servants and employees from all claims for injury or damage to person or loss of or damage to property (including any disappearance or theft of property and any loss or interruption of business) sustained by Tenant, any person claiming through Tenant, or sustained by any other person, resulting from any fire, accident, occurrence or condition in or upon the Demised Premises, Land and Building or streets, sidewalks, lawns, gardens, parking areas (if any) or other areas abutting or adjacent to said Land or Building, including but not limited to such claims for damages resulting from (i) any defect in or failure of plumbing, heating or air conditioning equipment, elevators, electric wiring or installation thereof, water pipes, stairs, railings or walks; (ii) any equipment or appurtenances becoming out of repair; (iii) the bursting, leaking or running of any tank, washstand, water closet, waste pipe, drain or any other pipe or tank in, upon or about the Land, Building or Demised Premises; (iv) the backing up of any sewer pipe or downspout; (v) the escape of steam or hot water;
(vi) water, snow or ice being upon or coming through the roof or any other place upon or near such Building or premises or otherwise; (vii) the falling of any fixture, plaster, or stucco; (viii) broken glass; (ix) any act of omission of co-tenants or other occupants of the building or adjoining or contiguous property or buildings; (x) the exercise of any rights by Landlord under this Lease; (xi) any act or omission of Landlord, its agents, servants and employees, unless said act or omission shall constitute a willful breach of law or a willful breach of this Lease; (xii) any act or omission of parties other than Landlord, its employees or agents. Tenant shall indemnify and hold Landlord harmless with regard to any damage or liability occurring on the Demised Premises or in connection with any act or negligence of Tenant.

                           ARTICLE XI.   CONDEMNATION

          1101. Tenant hereby waives any injury, loss or damage, or claim therefor, resulting from any exercise of a power of eminent domain affecting all or any part of the Demised Premises or the air rights, Land or Building, except that Tenant reserves against the condemning authority Tenant's right to, and separate claim for, any damages for loss of good will, machinery and moving expenses payable to tenants or lessees under the appropriate state code; in no event, however, shall Tenant have or make any claim against Landlord, or the condemning authority or any party having an interest in the air rights, Land or Building, which would diminish or reduce the award for the air rights, Land or Building.

          1102. In the event substantially all of the Demised Premises shall be taken as a result of the exercise of a power of eminent domain, this Lease shall terminate as of the date the right to possession vests in the condemning authority and rent shall be apportioned as of that date. If only a part of the Demised Premises shall be so taken, and this Lease is not terminated by Landlord as hereinafter provided, the rent shall be abated in proportion to the area so taken, as of the date the right to possession vests in the condemning authority.

          1103. In the event any part of the air rights, Land or Building, shall be taken as a result of the exercise of a power of eminent domain (whether or not the Demised Premises shall be affected), Landlord may, and Tenant may, if such taking shall materially affect the operations of Tenant, by written notice to the other party, given within 60 days after the date of taking, terminate this Lease as of a date (to be set forth in said notice) not earlier than 30 days after the date of the notice; rent shall be apportioned as of the termination date.

          1104. If the Demised Premises or the Building (a) are declared unsafe by any duly constituted authority having the power to make such determination, or (b) are the subject of a violation notice or notice requiring repair or reconstruction, Landlord at its option, and provided such repair shall cost in excess of available condemnation awards may terminate this Lease, and in such event, Tenant shall immediately surrender said premises to Landlord and thereupon this Lease shall terminate and the rent shall be apportioned as of the date of such termination. In such event, Tenant waives all claims for injury, and further waives all claims by reasons of any required surrender of possession of the Demised Premises. In the event such repair shall be in excess of available condemnation awards, Tenant shall have the option to make such repairs at its own cost and expense, providing Tenant shall comply with any and all provisions set forth in Article XVI of this Lease. In the event such repair shall not cost in excess of available condemnation awards, Landlord shall be required to make such repairs.

                      ARTICLE XII.   DAMAGE OR DESTRUCTION

          1201. If the Demised Premises are damaged by the elements or fire or other casualty, not due to Tenant's negligence, Landlord (subject to Section 1202 below) shall repair the damage, but the rent shall not be abated unless the Demised Premises are thereby rendered untenantable in whole or in part; if rendered untenantable only in part, the minimum rent and additional rent shall be abated in proportion to the part rendered untenantable; if rendered wholly untenantable, the entire minimum rent and additional rent shall be abated provided, however, that in such event Landlord shall have the right to terminate this Lease as of the date of the occurrence by written notice to Tenant within 60 days thereafter. In the event such repair shall be in excess of available insurance proceeds, Tenant shall have the option to make such repairs at its own cost and expense, providing Tenant shall comply with any and all provisions set forth in Article XVI of this Lease. In the event such repair shall not cost in excess of available insurance proceeds, Landlord shall be required to make such repairs. However, if such casualty has occurred during the last six months of the Lease Term, or any extended Term, Landlord need not repair or restore unless Tenant has agreed or then agrees to exercise either the first or second option under this Lease.

          1202. If the Building shall, in Landlord's opinion, be substantially damaged to the extent of more than available insurance proceeds by the elements or fire or other casualty, or in its reasonable opinion cannot be repaired within 60 days, Landlord shall have the right, provided Tenant has not exercised its rights under Section 1201 above, by written notice to Tenant within 60 days after said occurrence, to terminate this Lease (unless terminated pursuant to Section 1201) or if not repaired by Landlord within said 60 day period Tenant may, after 30 days following said 60 day period, upon written notice, cancel its obligations under this Lease and in either such event this Lease shall end as of the date of such notice and the minimum rent and additional rent shall be adjusted as of the date of said occurrence.

                        ARTICLE XIII.  SUBORDINATION TO
               LANDLORD'S DOCUMENTS OF POSSESSION AND MORTGAGE

          1301. Tenant acknowledges that this Lease and Tenant's rights hereunder are subject and subordinate to (a) all agreements by and through which Landlord has possession of the Building and the Demised Premises (herein referred to as "Landlord's documents of possession") and to all mortgages now or hereafter placed upon the Landlord's estate in the Building and the Demised Premises and, if there be merger of Landlord's estate and the fee title, upon the fee title.

          1302. If any Mortgagee or other person shall acquire title to the Landlord's estate or the Demised Premises or building for foreclosure, deed in lieu thereof, or otherwise, or, at any time during the term of this Lease, the Landlord of the Demised Premises shall be the holder of a leasehold estate covering Premises which include the Demised Premises, and if such leasehold estate shall terminate or be terminated for any reason, Tenant agrees, at the election and upon written notice of any owner of the premises which include the Demised Premises, or, of any Mortgagee in possession thereof, or of any holder of a leasehold thereafter affecting premises which include the Demised Premises, to attorn, from time to time, to any such owner Mortgagee or holder, upon the terms and conditions set forth herein for the remainder of the term demised in this Lease, subject to Section 1303 below.

                The foregoing provisions shall enure to the benefit of any such owner, Mortgagee or holder and shall be self-operative upon any such demand, without requiring any further instrument to give effect to such provisions. Tenant, however, upon demand of any such owner, mortgagee or holder, agrees to execute, from time to time, an instrument in confirmation of the foregoing provisions, satisfactory to any such owner, mortgagee or holder, in which Tenant shall acknowledge such attornment and shall set forth the terms and conditions of its tenancy, which shall be the same as those set forth herein and shall apply for the remainder of the term originally demised in this Lease. Nothing contained in this article shall be construed to impair any right otherwise exercisable to any such owner, mortgagee or holder. As a condition of Tenant's obligations under this Section 1302, any present or future mortgagee shall furnish a Subordination and Non-Disturbance Agreement for the benefit of Tenant as provided in Section 1303 below.

          1303. Notwithstanding Sections 1301 and 1302, this Lease shall not be subordinate to any Mortgage hereafter placed unless the holder of the Mortgage in question shall provide a non-disturbance agreement to Tenant which shall provide in substance that so long as Tenant shall not be in default hereunder, the mortgagee shall not name Tenant as a party defendant in any action to foreclose the Mortgage nor will this Lease be terminated or the possession of Tenant of the Premises be disturbed by any such action. Tenant shall, upon request of the holder of any Mortgage, enter into such subordination and non-disturbance agreement and if the holder is a bank, insurance company or other institutional lender, such agreement may contain such other provisions as are contained in such holder's usual or standard form of subordination and non-disturbance agreement. Within 45 days of the execution of this Lease, but prior to the effectiveness of this Lease, Landlord shall furnish to Tenant a subordination and non-disturbance agreement conforming to the foregoing requirements from Landlord's current mortgagee with such reasonable terms as are included in such mortgagee's standard form.

                    ARTICLE XIV.   ASSIGNMENTS AND SUBLETTING

          1401. Except to an affiliate, parent, or subsidiary of Tenant, Tenant shall not, without the prior consent of the Landlord (and to the extent required by Landlord's Mortgagees, the consent of Landlord's Mortgagees), assign, mortgage or pledge this Lease or underlet or sub-lease the Demised Premises, or any part thereof, or permit any other person, firm or corporation to occupy the Demised Premises, or any part thereof, which consent of Landlord (and, if required, its Mortgagees) shall not be unreasonably withheld or delayed. A proposed assignment of this lease respecting only a portion of the Demised Premises shall be deemed a "subletting" within the foregoing sentence. Any request for an assignment, mortgage or pledge of this lease shall give Landlord the option (which must be exercised in writing mailed within 15 days after receipt of written notice from Tenant of latter's intent to assign all of Demised Premises, and effective upon the date of mailing of such writing by Landlord), to terminate this lease as of the last day of the month next succeeding the month during which Landlord mails such written exercise of this option, and the rights of the parties shall be as if the last day of such month were the date originally set forth in this lease as of the date of termination thereof. Anything herein to the contrary notwithstanding, the existing subletting by Tenant of the Greenhouse is a permitted subletting, and Tenant shall have the right during the initial term of this Lease (but not any renewal or extension periods) to sublet up to 50% of the space in the Premises in the aggregate (including the Greenhouse) without Landlord's consent so long as the net rental and other consideration to be obtained for such subletting is not in excess of the rental paid to Landlord hereunder. Tenant shall furnish Landlord with a copy of any agreement pertaining to any assignment or subletting. Notwithstanding anything contained herein, any assignment or subletting (whether or not consented to by Landlord) shall not release Tenant of any of its obligations under this Lease.

                       ARTICLE XV.  RULES AND REGULATIONS

          1501. Intentionally omitted.

                         ARTICLE XVI.  ALTERATIONS AND
                      SERVICES BY TENANT AND TRADE FIXTURES

          1601. Tenant shall not after commencement and occupancy under the Lease do any work in or about the Demised Premises or make any alterations or additions thereto without the prior written consent of Landlord, which consent Landlord will not unreasonably withhold, except Tenant may make such alterations or additions without the prior written consent of Landlord to the extent of FIFTY THOUSAND DOLLARS ($50,000) per project or related series of projects provided such additions or alterations do not affect the roof or any structural portion of the Building or affect any system (s) of the Building. All such work to which Landlord consents shall be performed and installed at Tenant's sole cost and expense in accordance with plans and specifications to be supplied by Tenant, which plans, and the contractors, subcontractors and all suppliers of labor or material shall in all instances first be subject to Landlord's approval, which approval shall not be unreasonably withheld. During the work, Tenant shall maintain such insurance as Landlord may reasonably require for the benefit of Landlord or such other parties as Landlord shall designate. Landlord may require that Tenant furnish a guarantee by each of Tenant's prime contractors and materialmen for the benefit of Landlord, Tenant and such other parties as Landlord shall designate that all work, materials and equipment will be in accordance with the plans and specifications and that they will promptly, upon notice, correct and repair at their own cost and expense any deficiency, defect, fault or imperfection of materials, equipment or workmanship which appears within one year after completion of their work or installation.

          1602. No work or installation by Tenant at the Demised Premises, Land or Building, shall be done except after providing to Landlord appropriate assurances including, but not limited to, guarantees and indemnifications in connection with the possible filing of any mechanics liens and/or notice of intention to file a mechanics lien, filing of a waiver of the right to file any lien therefor (commonly known as a "mechanics" lien) in the local Office, as provided by law, so as to constitute an effective waiver by anyone having a right to file such a lien, if such a notice of intention is filed. If any such lien is filed, Tenant shall cause it to be discharged or satisfied within 30 days of filing.

          1603. No work, services or installation by Tenant in or about the Demised Premises, Land or Building, shall be performed or installed except by workmen and mechanics working in harmony and not reasonably interfering with labor employed by Landlord, landlord's mechanics or their contractors or by any other Tenant or their contractors. Any violation hereof shall automatically constitute a permitted cancellation by Landlord of any prior Landlord's consent to or permission for such work or installation.

          1604. Any alterations, improvements or additions made by Tenant after occupancy under the Lease, except pursuant to a written consent by Landlord which provides that Tenant may remove the same, shall remain upon the Premises at the expiration or earlier termination of this Lease and shall become the property of Landlord, unless prior to the termination of this lease, Landlord gives Tenant written notice to remove the same, in which event Tenant shall remove them and restore the Premises to the same good order and condition in which they were at the time of delivery of possession to Tenant. Tenant need not remove any new laboratories installed by Tenant in compliance with this Lease, nor remove other items, if at the time Landlord gives Tenant any consent as to those items Landlord agrees that Tenant shall not be required to remove them at the expiration or earlier termination of the Lease. Tenant's right to leave new laboratories on the Premises is conditioned upon delivery of bills of sale to Landlord and delivery of confirmation that the equipment and other property is not leased and that it is not encumbered. Any other alterations, improvements or additions made by Landlord for Tenant shall remain the property of Landlord at expiration or earlier termination of this Lease. Should Tenant fail to remove any alterations, improvements or additions required to be removed by it, Landlord may do it, and Tenant shall pay the cost and expense thereof to Landlord as additional rent upon demand.

          1605. Except for any fixtures or equipment purchased or installed by Landlord, which shall belong to the Landlord, all fixtures and equipment owned by Tenant in the Demised Premises ("TENANT'S FIXTURES"), except lighting fixtures and air conditioning equipment, shall remain the property of Tenant and (except as set forth in Section 1604) shall be removed on or before the termination date of this Lease, but at Landlord's option, any fixtures not removed on or before the lease termination date shall either become Landlord's property, or Landlord may remove and dispose of them, and in such event Tenant shall pay the cost and expense thereof to Landlord as additional rent upon demand. Upon removal of Tenant's Fixtures, Tenant shall promptly restore the Demised or Leased Premises to the original order and condition existing immediately prior to such removal of Tenant's Fixtures and shall repair any and all damage caused by said removal. Any and all other fixtures installed by Landlord prior to the commencement of this Lease shall remain the property of the Landlord.

          1606. In the event Tenant shall enter into any arrangement to finance all or any portion of the Tenant's Fixtures (as defined in Section 1605), either before or after the installation or placement thereof upon the Leased Premises and regardless of whether such financing shall be in the form of a security agreement, equipment lease, equipment sale-leaseback or otherwise, Landlord agrees within 30 days after request therefor to execute and deliver a customary waiver of lien to evidence Landlord's agreement that Landlord waives any lien rights or claims in the Tenant's Fixtures, provided that Landlord and its Mortgagees first receive (i) an itemized list of the Tenant's Fixtures which are subject to the Lease or financing arrangement, and (ii) an agreement in form and substance reasonably satisfactory to Landlord and its Mortgagees that the owner and/or lessor and/or financing party (x) will not remove any Tenant's Fixtures except upon prior notice to Landlord and its Mortgagees, and at reasonable business hours and (y) will indemnify, defend and hold Landlord and its Mortgagees harmless from and against any loss, cost, liability, damage or expense (including reasonable attorneys' fees) caused by or arising from the removal of any Tenant's Fixtures.

          1607. From and after the Commencement Date Tenant shall have the right to make exterior aesthetic improvements to the Land and Building ("TENANT'S WORK"), provided such Tenant's Work otherwise complies with the requirements of this Article XVI, and Landlord shall pay to Tenant or directly to the parties invoicing Tenant, in consideration of the performance of such work by Tenant, an allowance in the sum of up to ONE HUNDRED THOUSAND DOLLARS ($100,000) ("LANDLORD'S CONTRIBUTION") as follows:

                (a) On or before the 15th day of each month during the course of Tenant's Work, Tenant shall deliver to Landlord a statement setting forth the total costs and expenses incurred by Tenant in connection with the procurement and performance of Tenant's Work for the preceding month and, provided Tenant is not then in default under this Lease, within 30 days after the submission of such statement to Landlord, Landlord shall pay to Tenant an amount equal to the lesser of (i) the amount of such costs and expenses specified on the statement and (ii) the amount by which such costs and expenses, together with all prior payments by Landlord to Tenant pursuant to this subparagraph, shall be less than ONE HUNDRED THOUSAND DOLLARS ($100,000).

                (b) If the actual cost incurred by Tenant in procuring or performing Tenant's Work is less than Landlord's Contribution, the unexpended sum will be retained by Landlord.

                ARTICLE XVII.  PERFORMANCE OF TENANT'S COVENANTS

          1701. Except for the payments of rent and Additional Rent, which shall be payable when due, Tenant shall perform all agreements on its part to be performed within such period provided in Section 2001 and if Tenant does not perform to Landlord's reasonable satisfaction within such time periods, Landlord may, at its option, upon written notice to Tenant (except for emergency situations, in which case notice may be oral) perform for Tenant and in so doing Landlord shall have the right to cause its agents, employees and contractors to enter upon the Demised Premises without liability to Tenant for any loss or damage resulting therefrom; and Tenant shall pay the cost and expense of such performance, together with interest as set forth in Section 501 herein, to Landlord as additional rent upon demand.

                          ARTICLE XIII.  AIR AND LIGHT

          1801. This Lease does not grant any right to light and air.

                              ARTICLE XIX.  NOTICES

          1901. Any notice or demand given by Landlord to Tenant shall be in writing and shall be sent by registered or certified mail, postage prepaid

                     ADDRESSED TO TENANT AS FOLLOWS:
                     PHARMACOPEIA, INC.
                     101 College Road
                     Princeton, NJ 08540
                     Attention:  Lewis J. Shuster

or to such other address as Tenant may from time to time designate by written notice to Landlord.

                Any notice or demand to be given by Tenant to Landlord shall not be deemed to have been duly given or served unless in writing and forwarded by registered or certified mail, postage prepaid,

                     ADDRESSED TO LANDLORD AS FOLLOWS:
                     SOUTH BRUNSWICK RENTAL I, LTD.
                     c/o PHILIP S. SELTZER, General Partner
                     455 Pennsylvania Avenue, Suite 125
                     P.O. Box 325
                     Ft. Washington, PA 19034

                     WITH A COPY TO:
                     A.J. Land, Comptroller
                     c/o PHILIP S. SELTZER, General Partner
                     P.O. Box 325
                     Ft. Washington, PA 19034

or to such other address or addresses as Landlord may from time to time designate by written notice to Tenant.

                The customary mail receipt shall be evidence of service of notice.

                         ARTICLE XX.  EVENTS OF DEFAULT

          2001. Each of the following shall constitute an event of default hereunder:

                (a) The filing by or against Tenant of a petition for adjudication as a bankrupt or insolvent, or for reorganization or appointment of a receiver or trustee of Tenant's property; an assignment by Tenant for the benefit of creditors; or the taking possession of Tenant's property; an assignment by Tenant for the benefit of creditors; or the taking possession of Tenant's property by a governmental officer or agency pursuant to statutory authority for the dissolution or liquidation of Tenant;

                (b) Tenant failing to pay when due any sum herein required to be paid by Tenant; however, Tenant shall be provided in any 12 month period of this Lease term with no more than two notices of non-payment of rent and requiring payment within ten days of receipt thereof. In the event that Tenant shall receive two notices during an 12 month period, Tenant thereafter shall be in default under this Lease in the event that it has failed to pay when due any sum herein required to be paid by Tenant and no further notice will be required to be provided to Tenant.

                (c) Tenant failing to perform any other covenant or condition of this Lease within 30 days after written notice and demand, or, if the performance requires more than 30 days to complete, failing to begin performance within 30 days and completing diligently thereafter, but in no event later than 30 days thereafter;

            ARTICLE XXI.   RIGHTS OF LANDLORD UPON DEFAULT BY TENANT

          2101. In the event of the occurrence of an event of default hereunder, at the sole option of Landlord, and to the extent permitted by law;

                (a) The whole balance of rent for the entire term less any net proceeds to be due pursuant to a sublet, which subletting shall not be the responsibility or obligation of Landlord, and other charges, payments, taxes, costs, fees and expenses herein agreed to be paid by Tenant or any part thereof, and also all costs and officers' commissions, including watchman's wages, and a collection fee of 5% shall be taken to be due and payable and in arrears as if by the terms and provisions of this Lease said balance or rent and other charges, payments, taxes, costs, fees and expenses were on that date payable in advance; and

                (b) This Lease and the term hereby created shall, at the option of Landlord, determine and become absolutely void without any right on the part of Tenant to save the forfeiture by payment of any sum due or by other performance of any condition, term or covenant broken; and

                            (i)   Landlord may, without notice or demand, enter
the Demised Premises, breaking open locked doors, if necessary, to effect entrance, without liability to action for prosecution or damages for such entry or for the manner thereof, for the purpose of recovering possession and for other purposes, and Tenant hereby releases and discharges Landlord and its agents from all claims, actions, suits, damages and penalties, for or by reason or on account of any entry; and

                           (ii)   proceed to collect or otherwise sue for the
total amount so due or any part thereof; and

                          (iii)   provided always that if Tenant without any
previous demand (except as otherwise expressly provided herein) shall fail or omit to pay the rents or sums hereby reserved on the days and at the times when the same are made payable, or shall in any other respect fail to fulfill any of the obligations imposed upon Tenant hereunder, then this Lease and the term hereby created shall, at Landlord's option, to be signified by a written notice of its intention so to determine this Lease on any day therein fixed, delivered to Tenant or left at the Demised Premises at least five days previous to the day so fixed, determined and become absolutely void without any right on the part of Tenant after the day so fixed to save the forfeiture by payment of rent due or by other performance of the covenants or conditions thus violated.

                           (iv)   Landlord may lease said premises or any part
or parts thereof to such person or persons as may in Landlord's discretion seem best, and Tenant shall be liable for any loss of rent for the balance of the term.

                (c) If proceedings shall be commenced by Landlord to recover possession under the appropriate state law, either at the end of the term or sooner termination of this lease, or for non-payment of rent or any other reason, Tenant specifically waives the right to notice greater than five days that may be required by any state Act and agrees that five days notice shall be sufficient in any case.

                (d) The right to enforce all of the provisions of this Lease hereinabove provided for may, at the option of any assignee of this Lease, be exercised by any assignee of Landlord's right, title and interest in this Lease in his, her or their own name, notwithstanding the fact that any or all assignments of the said right, title and interest may not be executed and/or witnesses in accordance with the appropriate state law that has been or may hereafter be passed, and Tenant hereby expressly waives the requirements of any and all laws regulating the manner and/or form in which such assignments shall be executed and witnessed.

                (e) Tenant shall pay the reasonable expenses of Landlord, including reasonable attorney's fees, incurred in enforcing any of the obligations of Tenant under this Lease, or in any litigation in which Landlord shall, without fault of Landlord, become involved through or on account of this Lease.

                (f) Tenant may not cure a default and save forfeiture or prevent other remedy of Landlord following expiration of notice period herein provided and a default must be cured in its entirety to be considered as cured within the said notice period.

          2102. No determination of this Lease not taking or recovering possession of the premises, shall deprive Landlord of any remedies or actions against Tenant for rent or for damages for the breach of any covenant herein contained nor shall the bringing of any such action for rent or breach of covenant, nor the resort to any other remedy herein provided for the recovery of rent or damages for such breach be construed as a waiver of the right to insist upon for forfeiture and to obtain possession in the manner herein provided.

          2103. Tenant expressly waives the benefit of any and all laws now made or which may hereafter be made, exempting or releasing goods on said premises or elsewhere any property in any way belonging to Tenant, from levy and sale upon distress for rent or other charges herein reserved or payable as rent, or upon an execution on any judgment obtained in an action brought for non-payment of rent, or in any and all suits, actions or proceedings, amicable or otherwise, for the collection of rent or other charges herein reserved or payable as rent due and in arrears, for any expense incurred in removing rubbish or refuse matter from said premises, and for any damage for the non-fulfillment of any of the covenants herein contained.

          2104. All remedies hereinbefore given to Landlord and all rights and remedies given to it at law and in equity shall be cumulative and concurrent.

                           ARTICLE XXII.   TERMINATION

          2201. Unless extended pursuant to an option, this Lease shall terminate automatically at the end of the term or extended term of this Lease without any notice required by either party.

                        ARTICLE XXIII.   CUSTOM AND USAGE

          2301. Landlord shall have the right at all times to enforce the covenants and conditions of this Lease in strict accordance with the terms hereof despite any conduct or custom on the part of the Landlord in refraining from so doing at any time or times, and despite any contrary law, usage or custom or any failure by Landlord to enforce its rights at any time or times.

              ARTICLE XXIV.   SCOPE AND INTERPRETATION OF AGREEMENT

          2401. This Lease is the only agreement between the parties hereto pertaining to the Demised Premises, and all negotiations and oral agreements
acceptable to the parties are included herein.   The laws of the state in which
the Demised Premises is located shall govern the validity, interpretation, performance and enforcement of this Lease.

                             ARTICLE XXV.   CAPTIONS

          2501. Any headings preceding the text of the several Articles and subparagraphs hereof are inserted solely for convenience of reference and shall not constitute a part of this Lease nor shall they affect its meaning, construction or effect.

                          ARTICLE XXVI.   SEVERABILITY

          2601. If any provision of this Lease is held to be invalid, the remaining provisions shall not be affected thereby but shall continue in full force and effect.

                ARTICLE XXVII.   PARTIES, SUCCESSORS AND ASSIGNS

          2701. The term "TENANT" shall refer to each and every person or party mentioned as a Tenant herein, be the same one or more. If there shall be more than one Tenant, they shall be bound jointly and severally by all of the terms, covenants and agreements of this Lease and any notice required or permitted by the terms of this Lease may be given by or to any one thereof and shall have the same force and effect as if given by or to all.

          2702. The term "LANDLORD" as used in this Lease shall refer only to the owner for the time being of Landlord's estate in the Demised Premises or the Building of which it is a part. Landlord shall be and is hereby relieved of all covenants and obligations of Landlord hereunder after the date of transfer of Landlord's estate in the Demised Premises or the Building of which it is a part, and it shall be construed without further agreement between the parties that the transferee has assumed and agreed to carry out any and all covenants and obligations of Landlord hereunder during such time as said transferee shall own or hold Landlord's estate or interest in the Demised Premises or the Building of which it is a part. The provisions of this Article XXVI shall apply to each successive transfer of Landlord's interest or estate. The liability of the Landlord under this Lease shall be and is hereby limited to Landlord's interest in the Premises, and no other asset of Landlord shall be affected by reason of any liability which Landlord may have to Tenant or to any other person by reason of this Lease, the execution thereof, or the acquisition of Landlord's interest.

          2703. Subject to the provisions of 2702 hereof, all right, obligations and liabilities hereupon given to or imposed upon the respective parties hereto shall extend to and bind the several and respective heirs, executors, administrators, successors, sub-tenants and assigns of said parties.


                       ARTICLE XXVIII.   SECURITY DEPOSIT

          2801. Upon execution of this Lease, Tenant will deposit with the Landlord a security deposit in the amount of ONE HUNDRED FORTY-THREE THOUSAND THREE HUNDRED THIRTY-THREE DOLLARS ($143,333), and a financial information package acceptable to the Landlord pertaining to Tenant's current financial condition. The security deposit shall be held by Landlord without interest, and may be applied by Landlord, at its option, toward the cost of repairing or replacing any equipment damaged or wrongfully removed from the Demised Premises and toward repair of damage (other than ordinary wear and tear) to the Demised Premises or for any other liabilities or indebtedness of Tenant to Landlord, or if Landlord elects, at its option, for payment of brokerage commissions. This deposit is not to be used or applied by Tenant as a substitute for rent due any month but may be so applied by Landlord at any time at Landlord's option. The use, application or retention of the security deposit, or any portion thereof, by Landlord shall not prevent Landlord from exercising any other right or remedy provided by this Lease or by law and shall not operate as a limitation on any recovery to which Landlord may otherwise be entitled. If any portion of the security deposit is used, applied or retained by Landlord for the purposes set forth above, Tenant agrees, within ten days after a written demand therefor is made by Landlord, to deposit cash with the Landlord in an amount sufficient to restore the security deposit to its original amount; however nothing contained herein shall require Landlord to make such demand upon Tenant. Notwithstanding the preceding sentence, Tenant shall not be obligated to restore any part of the security deposit applied by Landlord to the payment of brokerage commissions. The balance of the security deposit, if any, will be refunded to Tenant within 30 days after the end of the Lease term and after Tenant has vacated said Demised Premises after due notice to Landlord.

                             ARTICLE XXIX.   BROKERS

          2901. Julien J. Studley, Inc. (the "BROKER) has acted as the sole broker and finder with respect to this Lease, and Landlord shall be solely responsible for any commission due the Broker in accordance with a separate agreement between Landlord and Broker. Except for the Broker, Tenant represents and warrants to Landlord that Tenant has had no dealings, negotiations or consultations with respect to the Premises or this transaction with any broker or finder and that no broker or finder called the Premises to Tenant's attention for lease or took any part in any dealings, negotiations or consultations with respect to the Premises or this Lease. In the event that any broker or finder other than Broker claims to have submitted the Premises to Tenant, to have induced Tenant to lease the Premises or to have taken part in any dealings, negotiations or consultations with respect to the Premises or this Lease, Tenant will be responsible for and will indemnify and save Landlord harmless from and against all costs, fees (including, without limitation, attorney's fees), expenses, liabilities and claims incurred or suffered by Landlord as a result thereof.

                        ARTICLE XXX.   OPTIONS TO EXTEND

          3001. Provided Tenant is not in default with regard to any of the monetary or material non-monetary terms of this Lease, the Landlord agrees that Tenant shall have and is hereby granted two successive options to extend the term of this Lease for a period of one year on each such option. Such extended term(s) to begin respectively upon the expiration of the term of this Lease or of this Lease as extended, and all the terms, covenants and provisions of this Lease shall apply to each such extended term with the exception, however, that the Tenant shall not have any further option to again extend the term of this Lease following the exercise, if any, of the second option to extend. If the Tenant shall elect to exercise the aforesaid option(s), it shall do so by written notice to Landlord no later than nine months prior to the expiration of the term of this Lease or of this Lease as extended. The annual rent (payable in equal monthly installments on the first day of the month in advance) during the two option periods shall be as follows:

                (a)  For the first option period (April 1, 2000 to March 31,
2001), the annual rent shall be ONE MILLION EIGHT HUNDRED TWENTY THOUSAND DOLLARS ($1,820,000), payable in equal monthly installments in advance of ONE HUNDRED FIFTY-ONE THOUSAND SIX HUNDRED SIXTY-SEVEN DOLLARS ($151,667). All other terms and conditions of the Lease to remain in full force and effect.

                (b)  For the second option period (April 1, 2001 to March 31,
2002), the annual rent shall be ONE MILLION NINE HUNDRED TWENTY THOUSAND DOLLARS ($1,920,000), payable in equal monthly installments in advance of ONE HUNDRED SIXTY THOUSAND DOLLARS ($160,000). All other terms and conditions of the Lease to remain in full force and effect.

     IN WITNESS WHEREOF, the parties have caused these presents to be duly executed as a sealed instrument as of the day and year first above written.


                                         LANDLORD:

Witness:                                 SOUTH BRUNSWICK RENTAL I, LTD.

                                    By:
------------------------------           --------------------------------------
                                              General Partner


                                         TENANT:

Attest:                                  PHARMACOPEIA, INC.

                                     By:
------------------------------          ---------------------------------------


                                         Its:
                                                 ------------------------------